Exhibit 99.1

Wells Fargo Bank, National Association Wells Fargo Securities, LLC 301 South College Street Charlotte, North Carolina 28288

August 26, 2013

The Laclede Group, Inc.

720 Olive Street

Saint Louis, Missouri 63101

Attention: Mark D. Waltermire, Chief Financial Officer

Project Hallmark-2nd Amendment to Commitment Letter

Ladies and Gentlemen:

Reference is hereby made to the (i) Project Hallmark-Commitment Letter and the Annexes attached thereto, dated as of December 14, 2012, from Wells Fargo Securities, LLC (“Wells Fargo Securities” and the “Lead Arranger”) and Wells Fargo Bank, National Association (“Wells Fargo Bank”) to The Laclede Group, Inc. (the “Borrower”), (ii) the Project Hallmark-Joinder Agreement to Commitment Letter, dated as of January 16, 2013, between the Commitment Parties and the Borrower and (iii) the Project Hallmark-1st Amendment to Commitment Letter, dated as of June 24, 2013, from the Commitment Parties to the Borrower ((i), (ii) and (iii) collectively, the “Commitment Letter”). Capitalized terms used in this agreement (this “Amendment”) but not defined herein shall have the respective meanings assigned to such terms in the Commitment Letter.

The parties hereto agree that the Facility and the corresponding Commitment of each Commitment Party shall be permanently reduced to $0 and all obligations of the Commitment Parties under the Commitment Letter shall terminate (other than those obligations which are expressly stated in the Commitment Letter to survive such termination).

To induce the Commitment Parties to enter into this Amendment, (i) the Borrower hereby represents and warrants to the Commitment Parties that the reduction of the Facility effected by this Amendment does not require any consent by the Seller, or if such consent is required, then such consent has been obtained pursuant to the terms of the Acquisition Agreement prior to the date hereof and (ii) the Borrower shall pay to each Commitment Party its Ticking Fee accrued as of the date hereof and all reasonable out-of-pocket costs and expenses required to be paid by the Borrower as set forth in the section of the Commitment Letter relating to Expenses.

PARAGRAPH 12 OF THE COMMITMENT LETTER IS HEREBY INCORPORATED HEREIN BY REFERENCE AND SHALL APPLY HEREUNDER AS IF FULLY SET FORTH HEREIN.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Project Hallmark – 2nd Amendment to Commitment Letter

Very Truly Yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Allison Newman
	Name:	Allison Newman
	Title:	Director

WELLS FARGO SECURITIES, LLC

By:	/s/ Lindsay Offutt
	Name:	Lindsay Offutt
	Title:	Vice President

Project Hallmark – 2nd Amendment to Commitment Letter

Agreed and acknowledged as of the date first

written above:

THE LACLEDE GROUP, INC.

By:	/s/ Mark D. Waltermire
	Name:	Mark D. Waltermire
	Title:	Executive Vice President and Chief Financial Officer

Project Hallmark – 2nd Amendment to Commitment Letter

Agreed and acknowledged as of the date first

written above:

Bank of America, N.A.

By:	/s/ Eric A. Escagne
	Name:	Eric A. Escagne
	Title:	Senior Vice President

Project Hallmark – 2nd Amendment to Commitment Letter

Agreed and acknowledged as of the date first

written above:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Helen D. Davis
	Name:	Helen D. Davis
	Title:	Vice President

Project Hallmark – 2nd Amendment to Commitment Letter

Agreed and acknowledged as of the date first

written above:

MORGAN STANLEY BANK, N.A.

By:	/s/ John Durland
	Name:	John Durland
	Title:	Authorized Signatory

Project Hallmark – 2nd Amendment to Commitment Letter

Agreed and acknowledged as of the date first

written above:

U.S. Bank National Association

By:	/s/ John M. Eyerman
	Name:	John M. Eyerman
	Title:	Vice President

Project Hallmark – 2nd Amendment to Commitment Letter

Agreed and acknowledged as of the date first

written above:

STIFEL BANK & TRUST

By:	/s/ Matthew L. Diehl
	Name:	Matthew L. Diehl
	Title:	Senior Vice President

Project Hallmark – 2nd Amendment to Commitment Letter

Agreed and acknowledged as of the date first

written above:

FIFTH THIRD BANK

By:	/s/ Robert M. Sander
	Name:	Robert M. Sander
	Title:	Vice President

Project Hallmark – 2nd Amendment to Commitment Letter

Agreed and acknowledged as of the date first

written above:

Commerce Bank

By:	/s/ Chris M. Steuterman
	Name:	Chris M. Steuterman
	Title:	Vice President

Project Hallmark – 2nd Amendment to Commitment Letter

Agreed and acknowledged as of the date first

written above:

UMB Bank, n.a.

By:	/s/ Thomas J. Zeigler
	Name:	Thomas J. Zeigler
	Title:	Senior Vice President

Project Hallmark – 2nd Amendment to Commitment Letter